SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 24, 1997


                               THE BOEING COMPANY
             (Exact name of registrant as specified in its charter)




          Delaware                     1-442               1-0425694
      (State or other        (Commission File Number)    (IRS Employer
        jurisdiction                                    Identification No.)
     of incorporation)



             7755 East Marginal Way South, Seattle, Washington 98108
               (address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (206) 655-2121

                                       N/A
        (Former name or former address, if changed since last report)



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

ITEM 5.  OTHER EVENTS.

         On October 24, 1997, The Boeing Company issued a press release with respect to its results of operations for the third quarter of fiscal 1997. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)    Financial statements of businesses acquired:

                         No applicable.

                  (b) Pro forma financial information:

                         Not applicable.

                  (c)    Exhibits:

     EXHIBIT
       NO.                                   DESCRIPTION
------------------ ----------------------------------------------------------

      99.1 Press Release issued by The Boeing Company on October 24, 1997.




                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                THE BOEING COMPANY



                                      By:       /s/ Steven N. Frank
                                           ------------------------------
                                                   Steven N. Frank
                                              Vice President, Associate
                                            General Counsel and Secretary


Date:  October 24, 1997

                               EXHIBIT INDEX

                  The following exhibits are filed herewith:

     EXHIBIT
       NO.                                   DESCRIPTION
------------------ ----------------------------------------------------------

      99.1 Press Release issued by The Boeing Company on October 24, 1997.